SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported) December 12, 1997
                                                    (November 26, 1997)



                             KRANZCO REALTY TRUST
              (Exact Name of Registrant as Specified in Charter)


           Maryland                  1-11478                23-2691327
 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)          File Number)          Identification No.)



      128 Fayette Street, Conshohocken, Pennsylvania    19428
         (Address of Principal Executive Offices)    (Zip Code)


       Registrant's telephone number, including area code (610) 941-9292



         (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

      On December 10, 1997, Kranzco Realty Trust, a Maryland real estate investment trust (the "Company"), entered into an Underwriting Agreement (the "Underwriting Agreement") with Salomon Brothers Inc, Donaldson, Lufkin & Jenrette Securities Corporation and Friedman, Billings, Ramsey & Co., Inc., and representatives of the several underwriters thereto (collectively, the "Underwriters"), providing for the purchase by the Underwriters from the Company of 1,800,000 9-1/2% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the "Series D Preferred Shares"), of the Company at a purchase price of $25.00 per Series D Preferred Share (the "Purchase Price"). Distributions on the Series D Preferred Shares are cumulative from the date of original issue and are payable quarterly commencing on January 20, 1998 at the rate of 9-1/2% per annum of the $25.00 liquidation preference. The Series D Preferred Shares were registered as part of the Company's shelf Registration Statement on Form S-3 (No. 333-32597), which was declared effective by the Securities and Exchange Commission on August 14, 1997. In accordance with the terms of the Underwriting Agreement, the Underwriters also were granted an option to purchase up to an aggregate of 270,000 additional Series D Preferred Shares at the Purchase Price to cover any over-allotments.

Item 7.  Financial Statements, Pro Forma Financial Statements and
Exhibits.

     (a)   Financial Statements of Businesses Acquired.

           None.

     (b)   Pro Forma Financial Information.

           None.

     (c)   Exhibits

           4.1 Underwriting Agreement, dated as of December 10, 1997, among the Company, Salomon Brothers Inc, Donaldson, Lufkin & Jenrette Securities Corporation and Friedman, Billings, Ramsey & Co., Inc., and representatives of the several underwriters thereto.

           4.2  Articles Supplementary Classifying Series D
                Cumulative Redeemable Preferred Shares of
                Beneficial Interest.*

           4.3  Specimen Certificate evidencing Series D Preferred
                Shares.*



     * Previously filed as an exhibit to the Registrant's Form 8-A filed with the Securities and Exchange Commission on December 10, 1997 and incorporated by reference herein.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 12, 1997

                                     KRANZCO REALTY TRUST


                                     By:/s/ Robert H. Dennis
                                     -----------------------
                                     Robert H. Dennis
                                     Vice President and
                                     Chief Financial Officer

                             EXHIBIT INDEX

     4.1 Underwriting Agreement, dated as of December 10, 1997, among the Company, Salomon Brothers Inc, Donaldson, Lufkin & Jenrette Securities Corporation and Friedman, Billings, Ramsey & Co., Inc., and representatives of the several underwriters thereto.

     4.2   Articles Supplementary Classifying Series D Cumulative
           Redeemable Preferred Shares of Beneficial Interest.*

     4.3   Specimen Certificate evidencing Series D Preferred
           Shares.*

__________________________

     * Previously filed as an exhibit to the Registrant's Form 8-A filed with the Securities and Exchange Commission on December 10, 1997 and incorporated by reference herein.